STATEMENTS OF NET ASSETS AVAILABLE FOR BENEFITS - EBP 002 - USD ($)	Dec. 31, 2025	Dec. 31, 2024
Assets:
Investments, at fair value (Note 3)	$ 356,649,391	$ 318,050,484
Contributions receivable:
Employer, net of forfeitures	4,284,325	3,274,426
Notes receivable from participants	4,690,139	4,673,652
Total receivables	8,974,464	7,948,078
Total Assets	365,623,855	325,998,562
Liabilities:
Accrued administrative expense	9,095	10,187
Net assets available for benefits	$ 365,614,760	$ 325,988,375